Pursuant to Rule 497(e)
Registration No. 033-8021
Registration No. 333-11283

SUNAMERICA EQUITY FUNDS

SunAmerica Blue Chip Growth Fund

SunAmerica Disciplined Growth Fund

SunAmerica Growth and Income Fund

SunAmerica Balanced Assets Fund

SunAmerica Growth Opportunities Fund

SunAmerica New Century Fund

(the “Acquired Equity Funds”)

SunAmerica Value Fund

SunAmerica International Equity Fund

SUNAMERICA FOCUSED SERIES, INC.

Focused Large-Cap Value Portfolio

Focused Mid-Cap Value Portfolio

Focused Mid-Cap Growth Portfolio

(the “Acquired Focused Funds,” and together with the Acquired Equity Funds, the “Acquired Funds”)

Supplement dated June 11, 2009, to each Fund’s or Portfolio’s Prospectus, as supplemented and amended to date

The Board of Trustees of the SunAmerica Equity Funds (the “Trust”), on behalf of the Acquired Equity Funds, each a series of the Trust, and the Board of Directors of the SunAmerica Focused Series, Inc. (the “Corporation”), on behalf of the Acquired Focused Funds, each a series of the Corporation, have determined that it is in the best interests of each of the Acquired Funds and their respective shareholders to reorganize each Acquired Fund into the series of the Trust or Corporation set forth in the table below (each, an “Acquiring Fund” and together the “Acquiring Funds”), subject to shareholder approval. The transactions are collectively referred to herein as the Reorganizations.

Acquired Funds	Acquiring Funds
Focused Large-Cap Value Portfolio	SunAmerica Value Fund, a series of the Trust
SunAmerica Blue Chip Growth Fund	Focused Large-Cap Growth Portfolio, a series of the Corporation
SunAmerica Disciplined Growth Fund	Focused Large-Cap Growth Portfolio, a series of the Corporation
SunAmerica Focused Mid-Cap Value Portfolio	Focused Small-Cap Value Portfolio, a series of the Corporation
SunAmerica Growth and Income Fund	Focused Growth and Income Portfolio, a series of the Corporation
SunAmerica Balanced Assets Fund	Focused Growth and Income Portfolio, a series of the Corporation
SunAmerica Growth Opportunities Fund	Focused Small-Cap Growth Portfolio, a series of the Corporation
SunAmerica New Century Fund	Focused Small-Cap Growth Portfolio, a series of the Corporation
Focused Mid-Cap Growth Portfolio	Focused Small-Cap Growth Portfolio, a series of the Corporation

Pursuant to each proposed Reorganization, all of an Acquired Fund’s assets and liabilities will be transferred to the respective Acquiring Fund, in exchange for shares of the Acquiring Fund. If the Acquired Fund’s shareholders approve the proposal, they will receive shares of the respective Acquiring Fund, the total value of which is equal to the total value of their shares of the Acquired Fund on the date of the merger, after which the

Acquired Fund will cease operations. On or about October 16, 2009 (and on or about November 10, 2009 for the SunAmerica Growth and Income Fund and SunAmerica Balanced Assets Fund), each Acquired Fund expects to convene a special meeting of the Acquired Fund’s shareholders. Shareholders of record of each Acquired Fund on the record date, entitled to notice of and to vote at the special meeting, will receive proxy materials describing the relevant Reorganization in greater detail.

Until a Reorganization is completed, and except as noted below, shares of each Acquired Fund will continue to be sold and reinvestment of dividends and distributions into shares of the Acquired Fund will continue, unless the shareholder has elected to receive dividends and distributions in cash. Shares purchased after the record date set for each special meeting of shareholders will not have the right to vote at the special meeting. An Acquired Fund’s shareholders may continue to purchase or redeem the Acquired Fund’s shares, as described in the Prospectuses, before the closing of the proposed Reorganizations, except as noted below.

Closing of Class I Shares

Effective as of the close of business on August 7, 2009, the SunAmerica Growth and Income Fund, SunAmerica Balanced Assets Fund, SunAmerica Blue Chip Growth Fund, SunAmerica Growth Opportunities Fund, SunAmerica Value Fund and SunAmerica International Equity Fund (the “Class I Funds”) will no longer accept orders to buy Class I shares from new investors or existing shareholders. The Class I Funds will, however, continue to accept reinvestments of dividends and capital gains distributions in Class I shares from existing investors after August 7, 2009. The closing of the Class I shares does not restrict shareholders from selling shares of the Class I Funds and shareholders may redeem their shares at any time, in accordance with the terms set forth in the Funds’ Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP2_EFPRO_1-09 SUP2_FOCPR_2-09

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